Exhibit 23.1
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                         INDEPENDENT AUDITORS' CONSENT
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The Board of Directors
Century Telephone Enterprises, Inc.


We consent to the use of our report dated January 29, 1996, incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus constituting part of the Registration Statement on Form S-4 of Century Telephone Enertprises, Inc.


/s/ KPMG Peat Marwick LLP

KPMG PEAT MARWICK LLP


Shreveport, Louisiana
November 27, 1996